INVESTOR PRESENTATION 1st QUARTER

2 SAFE HARBOR STATEMENT Statements in this presentation which are not historical are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples Bancorp Inc. (“Peoples”). The information contained in this presentation should be read in conjunction with Peoples’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Form 10-K”), and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, each of which is available on the Securities and Exchange Commission's ("SEC")’s website (sec.gov) or at Peoples’ website (peoplesbancorp.com). Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in the 2025 Form 10-K under the section, “Risk Factors” in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward- looking statements made in this presentation. Management believes that the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this presentation. IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS This presentation does not constitute an offer to sell or the solicitation of an offer to buy securities of Peoples. Peoples will file a registration statement on Form S-4 and other documents regarding the proposed transaction referenced in this presentation with the SEC to register the shares of Peoples common stock to be issued to the shareholders of Citizens National Corporation (“Citizens”). The registration statement will include a proxy statement of Citizens that also constitutes a prospectus of Peoples, which, when finalized, will be sent to the shareholders of Citizens seeking their approval of the merger-related proposals. Investors and security holders are urged to read the proxy statement/prospectus and any other relevant documents to be filed with the SEC in connection with the proposed transaction because they will contain important information about Peoples, Citizens and the proposed transaction. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC (sec.gov) or at Peoples (peoplesbancorp. com). These documents may also be obtained, without charge, by directing a request to Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750, Attn.: Investor Relations. Peoples and Citizens and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Citizens in connection with the proposed merger. Information about the directors and executive officers of Peoples is set forth in the proxy statement for Peoples’ 2026 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 6, 2026. Information about the directors and executive officers of Citizens and their ownership of Citizens common stock, as well as additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by securities holdings or otherwise, will be included in the proxy statement/prospectus and other relevant documents regarding the proposed transaction to be filed with the SEC when they become available.

WV VAKY OH MD DC NASDAQ: PEBO PEOPLES BANK GEOGRAPHIC PROFILE 3WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO PEBO SNAPSHOT AS OF MARCH 31, 2026 ASSETS $9.6 BILLION ASSETS UNDER ADMIN & MGMT $4.0 BILLION LOANS $6.8 BILLION DEPOSITS $7.6 BILLION FULL-SERVICE BRANCH LOCATIONS 127 MARKET CAP $1.2 BILLION PEOPLES BANK OFFICE PEOPLES HEADQUARTERS

4 CORPORATE CULTURE NASDAQ: PEBO Our vision is to be the BEST COMMUNITY BANK IN AMERICA for our employees, clients, shareholders, and local communities. Our actions are guided by our core values represented by the PEBO Promise Circle, which embodies how we do business and our never ending pursuit of creating value for our associates, our communities, our clients, and our shareholders. Being true to these core values in the decisions we make and in our business practices is essential to driving sustainable long-term growth. OUR VISION OUR CORE VALUES CLIENTS FIRST INTEGRITY ALWAYS RESPECT FOR ALL COMMITMENT TO COMMUNITY LEAD THE WAY EXCELLENCE IN EVERYTHING

NASDAQ: PEBO STRATEGIC ROAD MAP 5WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO • Everyone is a Risk Manager • Know the Risks: Strategic, Reputation, Credit, Market, Liquidity, Operational, Compliance • Disciplined Credit Culture • Do Things Right the First Time • Raise Your Hand • Discover the Root Cause • Manage Change Effectively • Keep Information Secure • Treat The Client Like Family • Delight The Client • Ensure A Consistent Client Experience Across All Channels • Learn Client’s Goals and Fears • Deliver Expert Advice and Solutions • Evolve the Digital Experience • DWYSYWD (Do What You Say You Will Do) • Acquire, Grow and Retain Clients • Earn Client Referrals • Go Wide • Price for the Value We Provide • Operate Efficiently • Have Appetite For Winning • Execute Thoughtful Mergers and Acquisitions • Hire for Values • Competition Is Across the Street • Promote a Culture of Learning • Coach In Every Direction • Put Right People In Right Job • Be Accountable, No Excuses • Recognize and Reward Performance • Balance Work And Life • Cultivate Diversity • Spread Goodness / No Jerks RESPONSIBLE RISK MANAGEMENT EXTRAORDINARY CLIENT EXPERIENCE PROFITABLE REVENUE GROWTH FIRST CLASS WORKPLACE • Commitment to Superior Shareholder Returns • Clients’ First Choice for Financial Services • Great Place to Work • Meaningful Impact on Our Communities BEST COMMUNITY BANK IN AMERICA

NASDAQ: PEBO 6 INVESTMENT RATIONALE • Top 10 bank-owned insurance agency with expertise in commercial, personal, life & health • Wealth management – $4.0 billion in assets under administration and management, including brokerage, trust and retirement planning as of March 31, 2026 STRONG, DIVERSE SOURCES OF FEE INCOME • Strong capital, earnings growth and operating performance to support M&A strategy • Proven acquisition and integration capabilities and scalable infrastructure CAPACITY TO GROW OUR FRANCHISE • Strongest deposit market share positions in rural markets. Top 3 market share in 36 counties across three states • Presence near larger cities puts us in a position to capture lending opportunities in urban markets (e.g. Cincinnati, Cleveland, Columbus, Lexington, Louisville, Richmond, Washington D.C.) • Greater revenue diversity than average $1 -$10 billion bank, with a fee income ratio of 24% in Q1 2026 • Strong reputation with very active community involvement and award-winning brand name • Nationwide insurance agency lending, commercial insurance premium financing, life insurance premium financing and equipment leasing businesses (North Star Leasing and Vantage Financial, LLC) UNIQUE COMMUNITY BANKING MODEL

NASDAQ: PEBO 7WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO INVESTMENT RATIONALE • Generate positive operating leverage • Integrated enterprise risk management process • Focused on business line performance and contribution, operating efficiency and credit quality • Disciplined credit practice as indicated by portfolio construction • Relatively neutral interest rate risk position (slightly asset sensitive) COMMITTED TO DISCIPLINED EXECUTION • Targeting 40% to 50% payout ratio under normal operating environment • Dividend paid increased every year since 2015 • Based on the closing stock price of Peoples’ common shares of $34.36 on April 17, 2026, the $0.42 quarterly cash dividend per common share produces an annualized yield of 4.89% ATTRACTIVE DIVIDEND OPPORTUNITY CASH DIVIDENDS (Paid on Common Shares) 11 STRAIGHT YEARS OF INCREASING DIVIDENDS 20 15 $0 .6 0 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 20 25 TY D 20 26 $0 .6 4 $0 .8 4 $1 .12 $1 .3 2 $1 .3 7 $1 .4 3 $1 .5 0 $1 .5 5 $1 .5 9 $1 .6 3 $0 .8 3

8 NASDAQ: PEBO INVESTMENT RATIONALE CREDIT • Non-performing assets (NPAs) of 0.41% as a percentage of total assets • 98.9% of loan portfolio “current” • Total outstanding balance of commercial office space was $175 million or 2.6% of total loans • 0.40% annualized net charge-offs to average loans • Commercial Real Estate (CRE) was 186% of risk based capital CAPITAL • Continue to exceed the capital required by FRB to be deemed well capitalized • Tier 1 capital ratio was 12.89% • Tangible book value per share was $22.95 • Over $43.5 million in share buybacks since 2020 DEPOSITS • 77% of our deposits were retail deposits (consumer and small businesses) • Average retail customer deposit relationship: $26,500 • Median retail customer deposit relationship: $2,900 LIQUIDITY • Loan-to-deposit ratio of 88% • $713.2 million in liquefiable assets • $4.2 billion of contingent liquidity sources (nearly $945.3 million of the available funding is from lines available from the FHLB2, FRB3 and federal funds) STRENGTH IN THE CURRENT ENVIRONMENT (AS OF MARCH 31, 2026) PEBO’S TOTAL ANNUAL RETURN HAS BEEN GREATER THAN ITS PROXY PEERS FOR YTD, 1-YEAR AND 3-YEAR TOTAL ANNUAL RETURN 1 Federal Deposit Insurance Corporation 2 Federal Home Loan Bank 3 Federal Reserve Bank

NASDAQ: PEBO 9WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 11% 17% 15% 5% 15% 12% -4% 18% 18% -10% -5% 0% 5% 10% 15% 20% YTD* 1-Year 3-Year Total Returns as of March 31, 2026 * PEBO Proxy Peers S&P 500 PEBO’S TOTAL ANNUAL RETURN HAS BEEN GREATER THAN ITS PROXY PEERS FOR YTD, 1-YEAR AND 3-YEAR TOTAL ANNUAL RETURN STOCK PERFORMANCE Total Return includes impact of dividends. Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). TOTAL ANNUAL RETURN AS OF MARCH 31, 2026

10 NASDAQ: PEBO EXTERNAL RECOGNITION & COMMUNITY INVOLVEMENT FIVE YEARS IN A ROW FIVE YEARS IN A ROW TWO YEARS IN A ROW 4,000+ HOURS IN COMMUNITY REINVESTMENT ACT VOLUNTEER ACTIVITIES COMPLETED IN 2025 $900,000+ RAISED IN ASSOCIATE DONATIONS TO LOCAL FOOD BANKS & PANTRIES SINCE APRIL 2020 $8.5 MILLION+ AWARDED IN GRANTS AND SCHOLARSHIPS BY THE PEOPLES BANK FOUNDATION SINCE ITS INCEPTION IN 2003

NASDAQ: PEBO 11 NASDAQ: PEBO WORKING TOGETHER. BUILDING SUCCESS. ® EXTERNAL RECOGNITION & COMMUNITY INVOLVEMENT

PREPARING TO CROSS $10 BILLION 12 NASDAQ: PEBO 2016-2022 Core system conversion 2016 Revamped online & mobile banking experience 2022 Internal Readiness Assessment for crossing $10 billion completed 2022 Deployed Robotic Process Automation in some business processes 2022-2023 2023 Implemented new dealer floor plan system (Data Scan) Implemented more robust fraud detection & monitoring Implemented system access provisioning tools Implemented Small Business Administration (SBA) specific loan origination system Interactive Teller Machine deployment External Readiness Assessment for crossing $10 billion completed by third party expert 2024 Implemented best-in-class customer relationship management solution (Salesforce) Implemented best-in- class insurance agency management software (Applied Epic) 2025 Cloud native business and commercial loan origination system (nCino) Implemented Governance, Risk & Compliance system (AuditBoard) 2026 Cloud native data lakehouse (Snowflake) ACQUISITIONS COMPLETED SINCE 2011 BANKS 10 EQUIPMENT LEASING 2 PREMIUM FINANCE 1 INSURANCE 14 INVESTMENT 4

NASDAQ: PEBO 13WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO COMPETITIVE PRODUCTS, TECHNOLOGY AND CAPABILITIES CREDIT CARD SOLUTIONS Purchasing card, virtual card, credit cards for consumers and small business COMMERCIAL CAPABILITIES Remote deposit capture, sweep accounts, escrow management and more FRAUD PREVENTION TOOLS Positive pay, reverse positive pay, debit card on/off switch, 24/7 fraud monitoring and more SPECIALTY FINANCE Online applications and servicing for leasing and premium finance BANKING MOBILE APP Mobile check deposit, Zelle, Apple Pay, ACH approval and more Apple App Store Rating: 4.6 Stars Google Play Store Rating: 4.5 Stars INVESTMENT and INSURANCE APPS App Store Ratings as of April 11, 2026

14 NASDAQ: PEBO 4.16% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% P R K T H FF H B N C S R C E P E B O G A B C S T B A FF B C FC F A U B C H C O C C N E N W B I C T B I N B T B W S B C FI S I T O W N S Y B T L K FN T M P C B U FR M E FM N B E G B N PEER GROUP-NET INTEREST MARGINUNIV. $1-$10 B Average: 3.68% PEER GROUP - NET INTEREST MARGIN Source: S&P Global Market Intelligence, as of 12.31.25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group.” Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). DATA AS OF DECEMBER 31, 2025 NET INTEREST MARGIN UNIV. $1-$10 B AVERAGE: 3.68% . 2 PEBO IS IN THE TOP QUARTILE OF THE PEER GROUP IN TERMS OF NET INTEREST MARGIN

NASDAQ: PEBO 15WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO $16.23 $18.16 $19.94 $22.77 $22.95 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 Q4-22 Q4-23 Q4-24 Q4-25 Q1-26 PEBO Tangible Book Value per Share RETURN ON AVERAGE ASSETS PEER GROUP - NET INTEREST MARGIN TANGIBLE BOOK VALUE PER SHARE PEOPLES BANK CONTINUES TO GROW TANGIBLE BOOK VALUE YTD-26

16 NASDAQ: PEBO 1.68% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% E G B N L K FN FR M E FI S I C C N E C T B I A U B S R C E FF B C S Y B T S T B A W S B C FC F FM N B P E B O T O W N T M P G A B C H B N C N W B I T H FF N B T B C H C O C B U P R K PEER GROUP - TOTAL DEPOSIT COST (%) COST OF DEPOSITS UNIV. $1-$10 B AVERAGE: 2.00% PEBO IS BELOW THE AVERAGE $1 - $10 BILLION BANK UNIVERSE IN TERMS OF COST OF DEPOSITS PEER GROUP - TOTAL DEPOSIT COST (%) DATA AS OF DECEMBER 31, 2025 Source: S&P Global Market Intelligence, as of 12.31.25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group.” Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

NASDAQ: PEBO 17WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 88.79% UNIV. $1-$10 B Average: 88.41% 0% 20% 40% 60% 80% 100% 120% S T B A P R K S R C E N W B I T M P FC F H B N C C C N E A U B C T B I S Y B T FR M E L K FN FI S I T H FF P E B O W S B C N B T B C H C O G A B C FF B C T O W N E G B N C B U FM N B PEER GROUP - LOANS / DEPOS TS UNIV. $1-$10 B AVERAGE: 88.41% LOAN-TO-DEPOSIT RATIO PEBO IS JUST ABOVE THE AVERAGE OF THE $1-$10 BILLION BANK UNIVERSE IN TERMS OF LOAN-TO-DEPOSIT RATIO PEER GROUP - LOAN-TO-DEPOSIT RATIO DATA AS OF DECEMBER 31, 2025DATA AS OF DECEMBER 31, 2025 Source: S&P Global Market Intelligence, as of 12.31.25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group.” Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco).

18 NASDAQ: PEBO 4.58% 4.73% 5.65% 6.06% 6.17% 4.48% 5.13% 6.73% 7.23% 6.75% 4.20% 4.48% 5.69% 6.09% 6.16% 3.50% 4.50% 5.50% 6.50% 7.50% FY2021 FY2022 FY2023 FY2024 FY2025 Avg. $1-$10 Billion Universe PEBO Peer Average LOAN YIELD PEBO IS ABOVE THE AVERAGE OF THE PEER GROUP IN TERMS OF LOAN YIELD PEER GROUP - LOAN YIELD DATA AS OF DECEMBER 31, 2025 **$1-10 Billion Universe reflects such banks as of the most recent period presented. Source: S&P Global Market Intelligence, as of 12.31.25. Peer financial institutions are used in this presentation for comparative purposes and are referred to as the “Peer Group." Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), CTBI (Community Trust Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). . 4

NASDAQ: PEBO 19WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO *Also referred to throughout this document as “Total Loans” and “Loans Held for Investment." CREDIT RISK MANAGEMENT PROCESS POLICY / UNDERWRITING STANDARDS • Robust concentration management process focused on portfolio risk diversification • Relationship based lending • CRE and Commercial & Industrial (C&I) are balanced with Consumer • CRE financing generally for "A" tier developers only • CRE was 186% of risk based capital as of 3/31/2026 • Very limited out-of-market lending • Growing consumer portfolios organically and through acquisitions • Experienced, independent commercial and consumer underwriters • Comprehensive commercial underwriting package includes standardized loan covenant language, sensitivity analysis and industry research • Risk appropriate CRE policy standards that vary by asset class • Established limits on policy exceptions; volume and trends monitored monthly • Use of government guarantee programs when appropriate • Use of automated underwriting systems to evaluate all residential loan requests (e.g. Fannie Mae Desktop Underwriter) • Board approval required for CRE and C&I loans >$40 million • External loan review by global consulting firm • Quarterly Criticized Asset Review (CAR) meetings for loans > $0.5 million • Quarterly review of Systemically Important Relationships (SIRs) • Monthly Loan Quality Committee meetings • Internal loan reviews are performed annually on all • Quarterly, the Current Expected Credit Loss (CECL) Assumptions Group • Clear segregation of duties between sales & credit functions • Signature approval process with Credit Administration representation • Centralized risk rating, borrowing base monitoring, covenant tracking and testing • Consistent documentation and loan funding process centrally managed by Credit Administration with second review • Experienced workout team dedicated to proactive rehabilitation or exit • Construction loan monitoring and funding process independently managed by Credit Administration staff LOANS & LEASES* PORTFOLIO COMPOSITION MANAGEMENT & MONITORING OVERSIGHT commercial loans > $1 million provides recommendations on the allowance for credit losses (ACL) based on their review of economic forecasts and loan portfolio metrics

20 NASDAQ: PEBO 29.11% 28.50% 26.66% 26.02% 28.24% 21.92% 16.40% 13.34% 13.60% 13.89% 16.69% 13.88% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% FY-21 FY-22 FY-23 FY-24 FY-25 YTD-26 CRITICIZED AND CLASSIFIED LOANS CRITICIZED LOANS / TIER 1 CAPITAL + ALLL CLASSIFIED LOANS / TIER 1 CAPITAL + ALLL * 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $0 $20 $40 $60 $80 $100 FY-21 FY-22 FY-23 FY-24 FY-25 YTD-26 NONPERFORMING ASSETS (NPAs) AND NPA PERCENT OF TOTAL ASSETS CRE Residential C&I HELOC Consumer NPA as a percent of Total Assets *In accordance with SEC reporting methodologies. Criticized loans includes loans categorized as special mention, substandard, doubtful or loss. Classified loans includes loans categorized as substandard, doubtful or loss. ASSET QUALITY METRICS HAVE BEEN WELL MANAGED CRITICIZED AND CLASSIFIED LOANS N PA ’S IN $ M IL LI O N S NPAs AS A PERCENT OF TOTAL ASSETS ASSET QUALITY

NASDAQ: PEBO 21WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 42.33% 30.06% 0% 20% 40% 60% 80% 100% 120% E G B N FI S I S Y B T T H FF W S B C T O W N L K FN T M P G A B C C C N E $ 1- 10 B A ve ra g e A U B FR M E FC F S T B A FF B C P R K P E B O H B N C FM N B S R C E N B T B C B U N W B I C H C O PEER GROUP - CONSTRUCTION, LAND AND DEVELOPMENT LOANS / RISK- BASED CAPITAL DATA AS OF DECEMBER 31, 2025 PEER GROUP - CONSTRUCTION, LAND AND LAND DEVELOPMENT LOANS / RISK-BASED CAPITAL CRE AND CONSTRUCTION EXPOSURES ARE WELL BELOW SUPERVISORY CRITERIA AND THE AVERAGE FOR $1-10B BANKS CRE CONCENTRATION ANALYSIS PEER GROUP – CRE LOANS / RISK-BASED CAPITAL DATA AS OF DECEMBER 31, 2025 Source: S&P Global Market Intelligence, Commercial Bank Call Report Data as of 12.31.25. Per April 2013 OCC-FRB Guidance. CLD loans defined as total loans for construction, land and land development. CRE loans defined as total non-owner-occupied CRE loans (including CLD). Info for CTBI not available. Peers include: AUB (Atlantic Union Bank), CBU (Community Bank), CCNE (CNB Bank), CHCO (City National Bank), EGBN (Eagle Bank), FCF (First Commonwealth Bank), FFBC (First Financial Bancorp), FISI (Five Star Bank), FMNB (Farmers National Bank), FRME (First Merchants Bank), GABC (German American Bank), HBNC (Horizon Bank), LKFN (Lake City Bank), NBTB (NBT Bancorp), NWBI (Northwest Bank), PRK (Park National Bank), SRCE (1st Source Bank), STBA (S&T Bank), SYBT (Stock Yards Bank), THFF (First Financial Bank), TMP (Tompkins Bank), TOWN (Towne Bank), WSBC (Wesbanco). 100% IS THE LEVEL CONSIDERED HEIGHTENED CONSTRUCTIONS, LAND AND LAND DEVELOPMENT CONCENTRATION RISK PER SUPERVISORY GUIDANCE 253.09% 182.69% 0% 50% 100% 150% 200% 250% 300% 350% 400% E G B N T M P S T B A A U B C C N E W S B C T O W N FI S I $ 1- 10 B A ve ra g e S Y B T T H FF H B N C G A B C N B T B L K FN FC F C H C O P E B O FM N B FF B C C B U P R K FR M E N W B I S R C E PEER GROUP-CRE LOANS / RISK-BASED CAPITAL 300% IS THE LEVEL CONSIDERED HEIGHTENED CRE CONCENTRATION RISK PER SUPERVISORY GUIDANCE

22 NASDAQ: PEBO 60% 40% SPECIALITY FINANCE PORTFOLIO LEASES PREIMUM FINANCE 44% 36% 14% 6% CONSUMER LOAN PORTFOLIO RESIDENTIAL REAL ESTATE COSUMER, INDIRECT HOME EQUITY LINE OF CREDIT CONSUMER, DIRECT 55%39% 6% COMMERICAL LOAN PORTFOLIO COMMERICAL REAL ESTATE COMMERCIAL & INDUSTRIAL CONSTRUCTION 63% 29% 8% TOTAL LOAN PORTFOLIO COMMERICAL CONSUMER SPECIALITY FINANCE LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE LOAN COMPOSITION TOTAL LOAN PORTFOLIO = $6.7 BILLION COMMERCIAL — 63% CONSUMER — 29% SPECIALTY FINANCE — 8% 1 2 3 CONSUMER LOAN PORTFOLIO = $1.9 BILLION COMMERCIAL LOAN PORTFOLIO = $4.3 BILLION COMMERCIAL REAL ESTATE — 55% COMMERCIAL & INDUSTRIAL — 39% CONSTRUCTION — 6% 1 2 3 SPECIALTY FINANCE PORTFOLIO = $0.6 BILLION LEASES — 60% PREMIUM FINANCE — 40% 1 2 Data as of March 31, 2026. *Amount is not meaningful. RESIDENTIAL REAL ESTATE — 44% CONSUMER, INDIRECT — 36% HOME EQUITY LINE OF CREDIT — 14% CONSUMER, DIRECT — 6% DEPOSIT ACCOUNT OVERDRAFTS* 1 2 3 4 5

NASDAQ: PEBO 23WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 22% 12% 9% 9% 8% 7% 33% NORTH STAR LEASING BY SEGMENT Restaurant Titled - Vocational Titled - Trucking/Trailer/Fleet Brewery/Distillery Heavy Equipment Manufacturing - Production Other 51% 19% 9% 6% 3% 1% 1% 10% GEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ OHIO KENTUCKY WEST VIRGINIA VIRGINIA MARYLAND WASHINGTON DC PENNSLYVANI A OTHER STATES 21% 11% 11% 8%8% 6% 4% 3% 3% 2% 23% TOTAL CRE LOAN PORTFOLIO* = $2.3 BILLION APARTMENT RETAIL INDUSTRIAL LODGING OFFICE BUILDING ASSISTED LIVING WAREHOUSE RESTAURAN T MIXED USE STORAGE FACILITIES OTHER 28% 13% 4% 4%4%4% 3% 3% 2% 2% 33% TOT L C&I PORTFOLIO= $1.6 BILLION FOOD SERVICES CREDIT INTERMEDIATION MANUFACTURING MACHINERY REAL ESTATE MERCHANT WHOLESALERS SPECIALTY TRADE CONTRACTORS AMBULATORY HEALTH CARE SERVICES WOOD PRODUCT MANUFACTURING PROFESSIONAL, SCIENTIFIC, AND TECHNICAL SERVICES MANUFACTURING FABRICATED METAL PRODUCTS OTHER LOAN COMPOSITION REFLECTS DIVERSIFIED RISK PROFILE LOAN COMPOSITION Data as of March 31, 2026. *Top ten categories in terms of loan size are shown (remaining categories in other) ^ Excludes Premium Finance, North Star Leasing and Vantage Leasing TOTAL C&I PORTFOLIO = $1.6 BILLION* TOTAL CRE PORTFOLIO = $2.3 BILLION* NORTH STAR LEASING BY SEGME TGEOGRAPHIC DISPERSION OF TOTAL LOAN EXPOSURE (COMMITMENTS)^ FOOD SERVICES — 28% CREDIT INTERMEDIATION — 13% MANUFACTURING MACHINERY — 4% REAL ESTATE — 4% MERCHANT WHOLESALERS — 4% SPECIALTY TRADE CONTRACTORS — 4% AMBULATORY HEALTH — 3% CARE SERVICES WOOD PRODUCT MANUFACTURING — 3% EDUCATIONAL SERVICES — 2% MANUFACTURING METAL — 2% OTHER — 33% 1 2 3 4 5 6 7 8 9 10 11 APARTMENT — 21% RETAIL — 11% INDUSTRIAL — 11% LODGING — 8% OFFICE BUILDING — 8% ASSISTED LIVING — 6% WAREHOUSE — 4% RESTAURANT — 3% MIXED USE — 3% STORAGE FACILITIES — 2% OTHER — 23% 1 2 3 4 5 6 7 8 9 10 11 RESTAURANT — 22% TITLED - VOCATIONAL — 12% TRUCKING/TRAILER/FLEET — 9% BREWERY/DISTILLERY — 9% HEAVY EQUIPMENT — 8% MANUFACTURING — 7% OTHER — 33% 1 2 3 4 5 6 7 OHIO — 51% KENTUCKY — 19% WEST VIRGINIA — 9% VIRGINIA — 6% MARYLAND — 3% PENNSYLVANIA— 1% WASHINGTON DC — 1% OTHER STATES — 10% 1 2 3 4 5 6 7 8

24 NASDAQ: PEBO Q1 2026 HIGHLIGHTS & KEY IMPACTS LOAN TO DEPOSIT RATIO 88.5% NET INCOME $29 MILLION OR $0.81 PER DILUTED COMMON SHARE NET CHARGE-OFFS 0.40% OF AVERAGE TOTAL LOANS EFFICIENCY RATIO 58.6% RETURN ON AVERAGE ASSETS 1.23% NET INTEREST MARGIN 4.16% Q1 2026

NASDAQ: PEBO 25WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 16.9% 23.3% 25.6% 18.9% 15.0% 14.9% 0.0% 10.0% 20.0% 30.0% FY-21 FY-22 FY-23 FY-24 FY-25 Q1-26 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS EQUITY ADJUSTED FOR NON-CORE ITEMS 1.2% 1.5% 1.6% 1.3% 1.1% 1.2% 0.0% 0.5% 1.0% 1.5% 2.0% FY-21 FY-22 FY-23 FY-24 FY-25 Q1-26 RETURN ON AVERAGE ASSETS ADJUSTED FOR NON-CORE ITEMS 63.5% 58.6% 54.4% 58.0% 58.7% 58.6% 50.0% 60.0% 70.0% FY-21 FY-22 FY-23 FY-24 FY-25 Q1-26 N O T T O S C A L E EFFICENCY RATIO ADJUSTED FOR NON-CORE ITEMS $- $100,000 $200,000 $300,000 FY-21 FY-22 FY-23 FY-24 FY-25 Q1-26 CORE NON-INTEREST EXPENSE* CORE NON-INTEREST EXPENSES NON-CORE EXPENSES* THE ESCALATION IN EXPENSE WAS DUE TO ACQUISITIONS AND ORGANIC GROWTH CORE NON-INTEREST EXPENSE1 EFFICIENCY RATIO ADJUSTED FOR NON-CORE ITEMS1 ROAA GREATER THAN 1.0% SINCE 2021 RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMSRETURN ON AVERAGE AS ETS ADJUSTED FOR NON-C ITEMS1 IMPROVEMENT IN KEY METRICS 1 Non-US GAAP financial measure. See Appendix. YTD YTD- YTD-26 YTD

$172,553 $253,442 $339,374 $348,701 $355,230 $90,420 $69,254 $79,513 $93,950 $103,092 $104,078 $28,254 $0 $100,000 $200,000 $300,000 $400,000 $500,000 FY-21 FY-22 FY-23 FY-24 FY-25 Q1-26 RECORD TOTAL REVENUE IN 2025 NET INTEREST INCOME NON-INTEREST INCOME, EXCLUDING GAINS AND LOSSES 26 TOTAL REVENUE NASDAQ: PEBO $119 MILLION IN TOTAL REVENUE IN Q1 2026 SOURCES OF FEE BASED INCOME NON-INTEREST INCOME YTD 2026 $28 MILLION *Non-US GAAP financial measure. See Appendix. * YTD-26 1 9764 ,66

45% 41% 14% Chart Title BROKERAGE FIDUCIARY EMPLOYEE BENEFITS 55% 22% 11% 12% TOTAL INSURANCE REVENUE YTD 2026 $5.6 MILLION PROPERTY & CASUALTY COMMERICAL LINES PERFORMANCE BASED PROPERTY & CASUALTY PERSONAL LINES LIFE & HEALTH 21% 20% 20% 16% 15% 8% NON-INTEREST INCOME YTD 2026 $28 MILLION ELECTRONIC BANKING TRUST & INVESTMENTS INSURANCE LEASE INCOME DEPOSIT ACCOUNT SERVICE CHARGES OTHER NASDAQ: PEBO NON-INTEREST REVENUE COMPOSITION 27WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO 4 SOURCES OF FEE BASED INCOME TOTAL INVESTMENT REVENUE YTD 2026 $5.6 MILLION 1 BROKERAGE — 45% 2 FIDUCIARY — 41% 3 EMPLOYEE BENEFITS — 14% 1 COMMERCIAL — 55% 2 PERFORMANCE — 22% 3 PERSONAL — 11% 4 LIFE & HEALTH — 12% TOTAL INSURANCE REVENUE YTD 2026 $5.6 MILLION 1 ELECTRONIC BANKING — 21% 2 TRUST & INVESTMENTS — 20% 3 INSURANCE — 20% 4 LEASE INCOME — 16% 5 DEPOSIT ACCOUNT SERVICE CHARGES — 15% 6 OTHER — 8% NON-INTEREST INCOME YTD 2026 $28 MILLION

28 TOTAL LOAN GROWTH TOTAL LOANS* WERE $6.8 BILLION AS OF MARCH 31, 2026 *Also referred to throughout this document as “total loans and leases” and “loans held for investment.” NASDAQ: PEBO $- $3,500 $7,000 FY-21 FY-22 FY-23 FY-24 FY-25 Q1-26 ($ M IL L IO N S ) TOTAL LOANS* AS OF MARCH 31, 2026 LIMESTONE ACQUIRED LOANS PREMIER FINANCIAL BANCORP, INC, ACQUIRED LOANS TOTAL ACQUIRED LEASES PPP LOANS TOTAL LOANS NOT ACQUIRED TOTAL LOANS NOT ACQUIRED DURING THE CALENDAR YEAR EXCEPT PPP LOANS LIMESTONE ACQUIRED LOANS PP LOANS TOTAL ACQUIRED LEASES PREMIER FINANCIAL BAN ORP, INC. ACQUIRED LOANS ( $ M IL LI O N S) YTD-26

35% OF DEPOSIT BALANCES AS OF MARCH 31, 2026 WERE DEMAND DEPOSIT ACCOUNTS (DDAS), INCLUDING $1.6 BILLION OF NON-INTEREST BEARING DDAS *DDAs stands for demand deposit accounts and represents interest-bearing and non-interest bearing transaction accounts. DEPOSIT GROWTH NASDAQ: PEBO 29WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO $- $3,000 $6,000 $9,000 FY-21 FY-22 FY-23 FY-24 FY-25 YTD-26 BROKERED CERTIFICATES OF DEPOSIT GOVERNMENTAL DEPOSIT ACCOUNTS MONEY MARKET DEPOSIT ACCOUNTS RETAIL CERTIFICATES OF DEPOSIT SAVINGS ACCOUNTS INTEREST-BEARING DDs* NON-INTEREST-BEARING DDs* SAVINGS ACCOUNTS BROKERED CERTIFICATES OF DEPOSIT INTEREST-BEARING DDAs* RETAIL CERTIFICATES OF DEPOSIT MONEY MARKET DEPOSIT ACCOUNTS GOVERNMENTAL DEPOSIT ACCOUNTS NON-INTERE T-BEARING DDAs* ( $ M IL LI O N S)

ANNOUNCED APRIL 21, 2026 • Citizens, through its community bank subsidiary and 132 associates, operates 12 branches in eight counties in Kentucky. As of March 31, 2026, Citizens had $686 million in total assets, which included $342 million in total loans and $586 million in total deposits. • Expected completion of merger is second half of 2026 PRO FORMA BRANCH MAP *Map does not display Peoples Bank locations in VA, MD and DC PEOPLES BANK* (127) CITIZENS NATIONAL (12) HIGHLIGHTS AS OF MARCH 31, 2026 58% LOANS / DEPOSITS CZNL OTCPK SYMBOLHEADQUARTERS PAINTSVILLE, KY 12 BRANCHES $686 MILLION TOTAL ASSETS $586 MILLION TOTAL DEPOSITS $342 MILLION TOTAL LOANS 30 NASDAQ: PEBO ACQUISITION OF CITIZENS NATIONAL CORPORATION

NASDAQ: PEBO 31WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO ACQUISITION OF CITIZENS NATIONAL CORPORATION 1 "MRQ" refers to the most recent fiscal quarter. Note: MRQ cost of deposits and loan-to-deposit ratio shown at or for the quarter ended March 31, 2026. MAINTAINS FLEXIBILITY • Exceptional deposit franchise that addresses key strategic priorities of Peoples Bank • Low-cost funding (1.27% MRQ1 cost of deposits) and high balance sheet liquidity (58% loan-to-deposit ratio) • In-market acquisition; familiarity with markets and client base • Ability to manage balance sheet to delay crossing $10 billion asset threshold • Allows for opportunity to evaluate other strategic opportunities • Minimal integration risk • Pro forma capital ratios remain strong • Consistent approach to care for all stakeholders, including associates, customers, communities, and shareholders • Aligned culture focused on serving the needs of clients and communities • Matched principles and core values • Attractive pricing with modest expected TBV dilution (0.9%) and earnback period (<1 year) • Expected EPS accretion of 5.6% in 2027 • Achievable and meaningful cost savings have been identified • Opportunity to strengthen and optimize pro forma balance sheet • 20%+ IRR expected COMPELLING STRATEGIC FIT FINANCIALLY ATTRACTIVE CULTURAL ALIGNMENT FOR MORE INFORMATION on announcement of planned acquisition, please scan the QR code or visit investors.peoplesbancorp.com under Financials > SEC Filings.

32 FINANCIAL EXPECTATIONS NASDAQ: PEBO 2026 2026 LOAN GROWTH EXPECTED BETWEEN 3% AND 5% FOR THE FULL YEAR OF 2026, COMPARED TO 2025 FEE-BASED INCOME ANTICIPATED TO BE BETWEEN $28 AND $30 MILLION QUARTERLY IN 2026 CREDIT COSTS ANTICIPATE A SLIGHT REDUCTION IN OUR NET CHARGE-OFFS FOR 2026, COMPARED TO 2025, WHICH COULD POSITIVELY IMPACT PROVISION FOR CREDIT LOSSES, EXCLUDING ANY CHANGES IN THE ECONOMIC FORECASTS CORE NON-INTEREST EXPENSE ANTICIPATE QUARTERLY NON-INTEREST EXPENSE OF BETWEEN $73 TO $75 MILLION FOR THE REMAINDER OF 2026 NET INTEREST MARGIN ANTICIPATED TO BE BETWEEN 4.00% AND 4.20% FOR THE FULL YEAR OF 2026, WHICH INCLUDES ONE 25-BASIS POINT RATE CUT. (DOES NOT INCLUDE THE IMPACT OF THE CITIZENS NATIONAL CORPORATION ACQUISITION)

NASDAQ: PEBO 33WORKING TOGETHER. BUILDING SUCCESS. ® NASDAQ: PEBO Q1 2026 APPENDIX

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 34 CORE NON-INTEREST INCOME CORE NON-INTEREST EXPENSE ($ in Thousands) FY-21 FY-22 FY-23 FY-24 FY-25 YTD-26 Total non-interest income $ 68,885 $ 78,836 $ 87,413 $ 99,366 $ 104,078 $ 28,254 Less: net gain (loss) on investment securities (862) (61) (3,700) (416) (2,659) — Less: net (loss) gain on asset disposals and other transactions 493 (616) (2,837) (3,310) (3,027) (410) Core non-interest income excluding gains and losses $ 69,254 $ 79,513 $ 93,950 $ 103,092 $ 109,764 $ 28,664 ($ in Thousands) FY-21 FY-22 FY-23 FY-24 FY-25 YTD-26 Total non-interest expense $ 183,737 $ 207,147 $ 266,487 $ 273,816 $ 282,337 $ 71,635 Less: acquisition-related expenses 21,423 3,016 16,970 169 — — Less: pension settlement charges 143 185 2,424 — — — Less: COVID-19 related expenses 1,248 134 — — — — Add: COVID -19 Employee Retention Credit — — 548 — — — Less: contract negotiation expenses 1,248 — — — — — Less: other non-core charges 579 — — — — — Core non-interest expense $ 159,096 $ 203,812 $ 247,641 $ 273,647 $ 282,337 $ 71,635 ($ in Thousands) FY-21 FY-22 FY-23 FY-24 FY-25 YTD-26 Total non-interest income $ 68,885 $ 78,836 $ 87,413 $ 99,366 $ 104,078 $ 28,254 Less: net gain (loss) on investment securities (862) (61) (3,700) (416) (2,659) — Less: net (loss) gain on asset disposals and other transactions 493 (616) (2,837) (3,310) (3,027) (410) Core non-interest income excluding gains and losses $ 69,254 $ 79,513 $ 93,950 $ 103,092 $ 109,764 $ 28,664 ($ in Thousands) FY-21 FY-22 FY-23 FY-24 FY-25 YTD-26 Total non-interest expense $ 183,737 $ 207,147 $ 266,487 $ 273,816 $ 282,337 $ 71,635 Less: acquisition-related expenses 21,423 3,016 16,970 169 — — Less: pension settlement charges 143 185 2,424 — — — Less: COVID-19 related expenses 1,248 134 — — — — Add: COVID -19 Employee Retention Credit — — 548 — — — Less: contract negotiation expenses 1,248 — — — — — Less: other non-core charges 579 — — — — — Core non-interest expense $ 159,096 $ 203,812 $ 247,641 $ 273,647 $ 282,337 $ 71,635 Core non-interest income is a financial measure use by Peoples’ recurring non-interest revenue stream. This measure is non-US GAAP since it excludes the impact of all gains and/or losses. Core non-interest expense is a financial measure used to evaluate Peoples’ recurring expense stream. This measure is non-US GAAP since it excludes the impact of acquisition-related expenses, COVID-19-related expenses, COVID-19 employee retention credit, contract negotiation expenses, pension settlement charges, and other non-recurring expenses. (loss) on investme t securities gain (lo s) on asset disposals and other ransactions

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 35 EFFICIENCY RATIO AND ADJUSTED FOR NON-CORE ITEMS ($ in Thousands) FY-21 FY-22 FY-23 FY-24 FY-25 YTD-26 Total non-interest expense $ 183,737 $ 207,147 $ 266,847 $ 273,816 $ 282,337 $ 71,635 Less: amortization on other intangible assets 4,775 7,763 11,222 11,161 8,845 1,697 Adjusted total non-interest expense $ 178,962 $ 199,384 $ 255,625 $ 262,655 $ 273,492 $ 69,938 Total non-interest income excluding net gains and losses $ 69,254 $ 79,513 $ 93,950 $ 103,092 $ 109,764 $ 28,664 Net interest income $ 172,553 $ 253,442 $ 339,374 $ 348,701 $ 355,230 $ 90,420 Add: fully taxable equivalent adjustment 1,349 1,644 1,703 1,308 1,108 245 Net interest income on a fully taxable equivalent basis $ 173,902 $ 255,086 $ 341,077 $ 350,009 $ 356,338 $ 90,665 Adjusted revenue $ 243,156 $ 334,599 $ 435,027 $ 453,101 $ 466,102 $ 119,329 Efficiency ratio 73.60% 59.59% 58.68% 57.97% 58.68% 58.61% Core non-interest expense $ 159,096 $ 203,812 $ 247,641 $ 273,647 $ 282,337 $ 71,635 Less: amortization on other intangible assets 4,775 7,763 11,222 11,161 8,845 1,697 Adjusted core non-interest expense $ 154,321 $ 196,049 $ 236,419 $ 262,486 $ 273,492 $ 69,938 Core non-interest income excluding gains and losses $ 69,254 $ 79,513 $ 93,950 $ 103,092 $ 109,764 $ 28,664 Net interest income on a fully taxable equivalent basis 173,902 255,086 341,077 350,009 356,338 90,665 Adjusted core revenue $ 243,156 $ 334,599 $ 435,027 $ 453,101 $ 466,102 $ 119,329 Efficiency ratio adjusted for non-core items 63.47% 58.59% 54.35% 57.93% 58.68% 58.61% The efficiency ratio is a key financial measure used to monitor performance. The efficiency ratio is calculated as total non-interest expense (less amortization of other intangible assets) as a percentage of fully tax-equivalent net interest income plus total non-interest income excluding all gains and losses. This measure is non-US GAAP since it excludes amortization of other intangible assets, and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. The efficiency ratio adjusted for non-core items is non-US GAAP since it excludes amortization of other intangible assets, non-core expenses and all gains and/or losses included in earnings, and uses fully tax-equivalent net interest income. CORE NON-INTEREST EXPENSE

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 36 (a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. RETURN ON AVERAGE TANGIBLE STOCKHOLDERS’ EQUITY The return on average tangible stockholders’ equity ratio is a key financial measure used to monitor performance. It is calculated as net income (less after-tax impact of amortization of other intangible assets) divided by average tangible stockholders’ equity. This measure is non-US GAAP since that excludes the after-tax impact of amortization of other intangible assets from earnings and the impact of goodwill and other intangible assets acquired through acquisitions on total stockholders’ equity. ($ in Thousands) FY-21 FY-22 FY-23 FY-24 FY-25 YTD-26 Net income $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 106,778 $ 29,006 Add: amortization of other intangible assets 4,775 7,763 11,222 11,161 8,845 1,697 Less: tax effect of amortization of other intangible assets (a) 1,003 1,630 2,357 2,344 1,857 356 Net income excluding the amortization of intangible assets $ 51,327 $ 107,425 $ 122,228 $ 126,022 $ 113,766 $ 30,347 Total average equity $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 $ 1,157,563 $ 1,218,368 Less: average goodwill and other intangible assets 234,667 322,639 384,172 406,619 397,810 392,490 Average tangible equity $ 421,966 $ 475,345 $ 556,625 $ 677,173 $ 759,753 $ 825,878 Net income $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 106,778 $ 29,006 Total average equity $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 $ 1,157,563 $ 1,218,368 Return on average equity 7.24% 12.69% 12.05% 10.81% 9.22% 9.66% Net income excluding the amortization of intangible assets $ 51,327 $ 107,425 $ 122,228 $ 126,022 $ 113,766 $ 30,347 Average tangible equity $ 421,966 $ 475,345 $ 556,625 $ 677,173 $ 759,753 $ 825,878 Return on average tangible equity 12.16% 22.60% 21.96% 18.61% 14.97% 14.90% ($ in Thousands) FY-21 FY-22 FY-23 FY-24 YTD-25 Return on average equity adjusted for non-core items: Net income $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 106,778 $ 29,006 Add: net loss on investment securities 862 61 3,700 416 2,659 — Less: tax effect of net loss on investment securities (a) 181 13 777 87 558 — Less: net gain on assets disposals and other transactions 493 — — — — — Add: tax effect of net gain on asset disposals and other transactions 104 — — — — — Add: net loss on asset disposals and other transactions — 616 2,837 3,310 3,027 410 Less: tax effect on net loss on asset disposals and other transactions (a) — 129 596 695 636 86 Add: acquisition-related expenses 21,423 3,016 16,970 169 — — Less: tax effect on acquisition-related expenses (a) 4,499 633 3,564 35 — — Add: pension settlement charges 143 185 2,424 — — — Less: tax effect on pension settlement charges (a) 30 39 509 — — — Add: COVID-19 expenses 1,248 134 — — — — Less: tax effect on COVID-19 related expenses (a) 262 28 — — — — Less: COVID -19 Employee Retention Credit — — 548 — — — Add: tax effect of COVID -19 Employee Retention Credit — — 115 — — — Add: other non-core charges 579 — — — — — Less: tax effect on other non-core charges (a) 122 — — — — — Add: contract negotiation fees 1,248 — — — — — Less: tax effect on contract negotiation expenses (a) 262 — — — — — Net income adjusted for non-core items $ 67,312 $ 104,461 $ 133,415 $ 120,283 $ 111,270 $ 29,330 Average equity $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 $ 1,157,563 $ 1,218,368 Return on average equity adjusted for non-core items 10.25% 13.09% 14.18% 11.10% 9.61% 9.76%

APPENDIX NON-US GAAP MEASURES NASDAQ: PEBO 37 RETURN ON AVERAGE STOCKHOLDERS’ EQUITY ADJUSTED FOR NON-CORE ITEMS (a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. The return on average stockholders' equity adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impacts of all gains and losses, acquisition-related expenses, COVID-19 expenses, COVID-19 employee retention credit, and contract negotiation expenses. ($ in Thousands) FY-21 FY-22 FY-23 FY-24 YTD-25 YTD-26 Return on average equity adjusted for non-core items: Net income $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 106,778 $ 29,006 Add: net loss on investment securities 862 61 3,700 416 2,659 — Less: tax effect of net loss on investment securities (a) 181 13 777 87 558 — Less: net gain on assets disposals and other transactions 493 — — — — — Add: tax effect of net gain on asset disposals and other transactions 104 — — — — — Add: net loss on asset disposals and other transactions — 616 2,837 3,310 3,027 410 Less: tax effect on net loss on asset disposals and other transactions (a) — 129 596 695 636 86 Add: acquisition-related expenses 21,423 3,016 16,970 169 — — Less: tax effect on acquisition-related expenses (a) 4,499 633 3,564 35 — — Add: pension settlement charges 143 185 2,424 — — — Less: tax effect on pension settlement charges (a) 30 39 509 — — — Add: COVID-19 expenses 1,248 134 — — — — Less: tax effect on COVID-19 related expenses (a) 262 28 — — — — Less: COVID -19 Employee Retention Credit — — 548 — — — Add: tax effect of COVID -19 Employee Retention Credit — — 115 — — — Add: other non-core charges 579 — — — — — Less: tax effect on other non-core charges (a) 122 — — — — — Add: contract negotiation fees 1,248 — — — — — Less: tax effect on contract negotiation expenses (a) 262 — — — — — Net income adjusted for non-core items $ 67,312 $ 104,461 $ 133,415 $ 120,283 $ 111,270 $ 29,330 Average equity $ 656,633 $ 797,984 $ 940,797 $ 1,083,792 $ 1,157,563 $ 1,218,368 Return on average equity adjusted for non-core items 10.25% 13.09% 14.18% 11.10% 9.61% 9.76%

NASDAQ: PEBO APPENDIX NON-US GAAP MEASURES 38 RETURN ON AVERAGE ASSETS AND ADJUSTED FOR NON-CORE ITEMS (a) Tax effect is calculated using a 21% federal statutory tax rate for all periods represented. The return on average assets adjusted for non-core items represents a non-US GAAP financial measure since it excludes the after-tax impact of all gains and losses, COVID-19-related expenses, COVID-19 employee retention credit, acquisition-related expenses, contract negotiation fees, and pension settlement charges. ($ in Thousands) FY-21 FY-22 FY-23 FY-24 FY-25 YTD-26 Net income $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 106,778 $ 29,006 Total average assets $ 5,672,594 $ 7,094,707 $ 8,298,777 $ 9,122,843 $ 9,424,980 $ 9,601,108 Return on average assets 0.84% 1.43% 1.37% 1.28% 1.13% 1.23% Return on average assets adjusted for non-core items: Net income $ 47,555 $ 101,292 $ 113,363 $ 117,205 $ 106,778 $ 29,006 Add: net loss on investment securities 862 61 3,700 416 2,659 — Less: tax effect of net loss on investment securities 181 13 777 87 558 — Less: net gain on assets disposals and other transactions 493 — — — — — Add: tax effect of net gain on asset disposals and other transactions 104 — — — — — Add: net loss on asset disposals and other transactions — 616 2,837 3,310 3,027 410 Less: tax effect on net loss on asset disposals and other transactions — 129 596 695 636 86 Add: acquisition-related expenses 21,423 3,016 16,970 169 — — Less: tax effect on acquisition-related expenses 4,499 633 3,564 35 — — Add: pension settlement charges 143 185 2,424 — — — Less: tax effect on pension settlement charges 30 39 509 — — — Add: COVID-19 expenses 1,248 134 — — — — Less: tax effect on COVID-19 expenses 262 28 — — — — Less: COVID -19 Employee Retention Credit — — 548 — — — Add: tax effect of COVID -19 Employee Retention Credit — — 115 — — — Add: other non-core charges 579 — — — — — Less: tax effect on other non-core charges 122 — — — — — Add: contract negotiation fees 1,248 — — — — — Less: tax effect on contract negotiation fees 262 — — — — — Net income adjusted for non-core items $ 67,312 $ 104,461 $ 133,415 $ 120,283 $ 111,270 $ 29,330 Total average assets $ 5,672,594 $ 7,094,707 $ 8,298,777 $ 9,122,843 $ 9,424,980 $ 9,601,108 Return on average assets adjusted for non-core items 1.19% 1.47% 1.61% 1.32% 1.18% 1.24%

MORE THAN JUST A BANK NASDAQ: PEBO 39 NATIONWIDE SPECIALTY FINANCE DIVISIONS LOCATIONS IN OHIO, WEST VIRGINIA, KENTUCKY, VIRGINIA, WASHINGTON D.C. AND MARYLAND Peoples Bancorp® is a federally registered service mark of Peoples Bancorp Inc. Peoples Bank (w/logo)® is a federally registered service mark of Peoples Bank. Peoples Insurance (w/logo)® is a federally registered service mark of Peoples Insurance Agency, LLC. Peoples Investment Services (w/logo)® is a federally registered service mark of Peoples Bank. Peoples Premium Finance® is a federally registered service mark of Peoples Bank. North Star Leasing® and Peoples Bank (w/logo)® are, individually, federally registered service marks of Peoples Bank.

peoplesbancorp.com The three arched ribbons logo is a federally registered service mark of Peoples Bank. Working Together. Building Success.® is a federally registered service mark of Peoples Bank. TYLER WILCOX President and Chief Executive Officer 740.373.7737 Tyler.Wilcox@pebo.com KATIE BAILEY Executive Vice President Chief Financial Officer and Treasurer 740.376.7138 Kathryn.Bailey@pebo.com